UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2020

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powder Mill Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 1, 2020, Prelude Therapeutics Incorporated (the “Company”) entered into a Second Amended and Restated Entrepreneur Client License Agreement (the “Amendment”) with Delaware Innovation Space, Inc. (“DISI”) to amend the Amended and Restated Entrepreneur Client License Agreement dated June 1, 2020 (the “Original Agreement”) relating to the Company’s office and laboratory space in Wilmington, Delaware. The Amendment provides for the expansion of the premises by approximately 8,800 rentable square feet (the “Expansion Space”). Upon inclusion of the Expansion Space, the Company will license approximately 19,800 rentable square feet of office space (the “Premises”) from DISI (the “License”). Pursuant to the Amendment, the initial term of the License is twenty-six months commencing on November 1, 2020 and terminating on December 31, 2022 (the “Initial Term”).

The total base license fee for the Premises through the Initial Term is expected to be $2,975,700 (the “License Fee”). In addition to the License Fee, upon the execution of the Amendment, the Company paid DISI a decommissioning and cleaning fee of $6,000. The Company has an option to renew the License for twelve months commencing on January 1, 2023 at a monthly renewal license fee increased by 5.0% for a total of $1,442,070 payable during the renewal term.

Pursuant to the Amendment, the Company was granted a right of first offer (the “ROFO”) in connection with certain licensable additional space on the Premises that becomes vacant prior to October 31, 2021 (“Available ROFO Space”). If the Company exercises its ROFO, the Company will pay to DISI an increased monthly license fee not to exceed $153,000 per month at any time during the Initial Term. As consideration for the ROFO, the Company paid DISI a one-time payment of $150,000 upon execution of the Amendment.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amended and Restated Entrepreneur Client License Agreement, dated November 1, 2020, by and between Prelude Therapeutics Incorporated and Delaware Innovation Space, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: November 4, 2020	By:	/s/ Brian Piper
Brian Piper
Chief Financial Officer